Investor Meetings March 2014 1

Cautionary Note Regarding Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this presentation is based on management’s current beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available to management. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which k t t If h th C ’ b i fi i l diti li idit ltare nown o managemen . a c ange occurs, e ompany s us ness, nanc a con on, qu y, resu s of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to, the following: • catastrophic events and the occurrence of significant severe weather conditions; • the adequacy of loss and settlement expense reserves; • state and federal legislation and regulations; • changes in the property and casualty insurance industry, interest rates or the performance of financial markets and the general economy; • rating agency actions; • “other-than-temporary” investment impairment losses; and • other risks and uncertainties inherent to the Company’s business, including those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Management intends to identify forward-looking statements when using the words “believe,” “expect,” “anticipate,” “estimate,” “project,” or similar expressions. Undue reliance should not be placed on these forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. 2

Key Reasons to Invest in EMCI  Access to a large capital base and a diversified and seasoned book of business  Regional, decentralized operating structure (Midwest focus)  Strong organic growth in existing markets  Proven ability to deliver attractive returns to shareholders:  Compound annual total shareholder return of 7.0 percent over the past 10 years and 10.2 percent over the past 20 years*  Dividend yield of 3.0 percent as of 12/31/2013  Attractive stock price – trading at approximately 90 percent of book value as of 12/31/2013  Conservative balance sheet  Experienced senior management 3 * Source: Bloomberg as of 12/31/2013

Who We Are  Downstream holding company of Employers Mutual Casualty Company (EMCC)  Trade on NASDAQ OMX: EMCI  Property and Casualty Insurance Segment (76% of total earned premiums)  2,100 independent agency relationships  40 state distribution network  30% participation in EMCC pool  Diversified premiums (87% commercial / 13% personal)  Reinsurance Segment (24% of total earned premiums)  88% of business comes from 18 brokers (e.g. AON, Guy Carpenter, etc.) R i  12% of business comes from participation in the MRB underwriting association  100% Quota Share Agreement with EMCC, but some contracts written directly  Excess of Loss Agreement with EMCC  EMCC has been assuming reinsurance business since 1951 e ns. Segment $122.8 P&C Ins. Segment $392.7 EMCC, Subs & EMCI consists of the property and casualty insurance segment (30% of the inter-company pool) plus the reinsurance 2013 Earned Premiums . Affil. $924.1 segment (green sections) or approximately 35% of EMC Insurance Companies’ earned premiums. EMC Insurance Companies consists of EMCI and its subsidiaries and ($ in millions) 4 Employers Mutual and its subsidiaries and affiliate. Earned premiums for EMC Insurance Companies totaled approximately $1.44 billion in 2013.

Corporate Structure Employers Mutual Casualty Company Public Shareholders (Founded in 1911) 59.0%* 41.0%* EMC Insurance Group Inc. (IPO in 1982 – Follow-on offerings in 1985 and 2004) Property and Casualty Insurance Segment Reinsurance Segment 5 *Ownership as of December 31, 2013

Benefits of the Pooling Agreement  Spread risk over a wide range of geographic locations, lines of insurance written, rate filings, commission plans and policy forms  Benefit from capacity of the entire pool:  $1.35 billion in net premiums written in 2013  $1 31 billion of statutory surplus as of 12/31/2013. billio statutor surplu 12/31/201  “A” (Excellent) rating with stable outlook from A.M. Best Company  Network of 2,100 insurance agencies in 40 state distribution network  Merger and acquisition flexibility  Economies of scale in operations and purchase of reinsurance 6

EMC Reinsurance Company’s 2013 Excess f L A t ith EMCCo oss greemen wit Retention amount per event:  First $4 million  20 percent of any losses between $4 million and $10 million  10 percent of any losses between $10 million and $50 million Cost of coverage:  9 percent of total assumed reinsurance premiums written Noteworthy items:  No events in 2013 over $4 million retention amount  2014 cost of coverage reduced to 8 percent of total assumed reinsurance premiums written 7

EMCI Reserving Methodology… i f d i t i i i t t l l f ll d Indicated vs. Carried Statutory-Basis Reserves (Net Basis) $650 s ocuse on ma n a n ng a cons s en eve o overa reserve a equacy. $572 $602 $584 $584 $600 $549 $504 $527 $488 $509 $555 $500 $550 ( $ i n M i l l i o n s ) $450 ( $400 12/31/2012 12/31/2013 High Estimate Selected High Estimate Selected Low Estimate 8 Low Estimate Carried Reserve

Reserving Methodology – Property and C lt I S t1asua y nsurance egmen  Management does not use accident year loss picks to establish carried reserves  The following reserves are established independently and added together to get the total loss and settlement expense reserve: settlemen  Case loss reserves (including Bulk case loss reserves)  IBNR loss reserves  Settlement expense reserves  Bulk case loss reserves supplement the aggregate case loss reserves  Used to establish the best estimate of liability for reported claims 1See presentation Appendix for additional information regarding the Property and casualty insurance segment’s reserving methodology. 9

# Reserve Development

Under the reserving methodology utilized by the property and casualty insurance segment, IBNR loss reserves, bulk case loss reserves and settlement expense reserves are established in total, and the total is then allocated to the various accident years. During the year-end allocation process, a portion of the total bulk reserves may be reallocated from the current accident year to prior accident years, or from prior accident years to the current accident year, to achieve the actuarial department's desired reserve levels by accident year. When reserves are moved to, or from, prior accident years, the change is reported as development on prior years' reserves. However, this type of development is "mechanical" in nature, and does not have an impact on earnings because the total amount of carried reserves did not change. Therefore, we identify, quantify and disclose this "mechanical" development so that users of the Company's financial statements can better understand how development on prior years' reserves impacts the Company's results of operations.

| | 2013 | 2012 | 2011 |
|---|---|---|---|
| Reported amount of favorable development experienced on prior years' reserves | $ (12,785,000) | $ (25,733,000) | $ (33,099,000) |
| Adjustment for (adverse) favorable development resulting solely from changes in the allocation of bulk reserves between the current and prior accident years in the P&C insurance segment (no impact on earnings) | 6,526,000 | (4,551,000) | 1,396,000 |
| Implied amount of favorable development that had an impact on earnings | $ (6,259,000) | $ (30,284,000) | $ (31,703,000) |

10

EMC INSURANCE GROUP INC.

GAAP Combined Ratios 120 0% 140.0% Catastrophe and Storm Losses GAAP Combined Ratio Excluding Catastrophe and Storm Losses 7 . 4% 1 3 . 5% 8 . 2% 1 0 . 8% 1 9 . 3% 1 1 . 7% 9 . 4% 80 0% 100.0% . 0 . 3% 9 5 . 1% 2 . 3% 9 1 . 5% 9 6 . 0% 8 7 . 9% 8 8 . 5% 40 0% 60.0% . 9 0 9 9 9 9 8 8 0 0% 20.0% . 97.7% 108.6% 100.5% 102.3% 115.3% 99.6% 97.9% Total Combined Ratio . 2007 2008 2009 2010 2011 2012 2013 11 NOTE: Record catastrophe and storm losses in 2008 and 2011

Book Value Per Share $45.00 $25.83 $25.67 $28.07 $27.37 $31.08 $34.21 $29 78 $30.00 $20.94 $22.72 $21.69 $24.45 $26.18 $25.25 $27.38 . $15 00. Book Value Book Value excluding Accum. Other Comp. Income $- 2007 2008 2009 2010 2011 2012 2013 Change in BV 15.1% -18.9% 22.6% 9.3% -2.5% 13.6% 10.1%* * Approximately 4 2 percentage points ($1 32 per share) of the increase is attributable to a change in Employers Mutual Casualty Company’s 12 . . retiree healthcare plan. See additional detail on slide 13.

Health Reimbursement Arrangement  Effective January 1, 2015, Employers Mutual Casualty Company (Employers Mutual) will be replacing its retiree healthcare plan with a new Employers Mutual-funded Health Reimbursement Arrangement. Financial Impact:  As of December 31, 2013, EMCI’s share of the plan’s projected benefit obligation declined $26 9 million As a result stockholders’ equity increased $17 5 million after . . , . tax.  Substantial decline in the plan’s net periodic benefit cost beginning in 2014  A ti ti f th i i dit i t d ith th l d tmor za on o e pr or serv ce cre assoc a e wit e p an amen men , coupled with declines in both the service cost and interest cost components of net periodic benefit cost of the revised plan, will result in approximately $3.1 million of net periodic benefit income in 2014, compared to $3.0 million of expense in 2013.  As the amortization of the prior service credit is reflected in net income, it will be reclassified out of accumulated other comprehensive income so that 13 stockholders’ equity is not impacted.

Balance Sheet  Investments  $1 3 billion invested assets December 31, 2013 .  81.8 percent fixed maturity securities (based on fair value) • 99.6 percent investment grade • Effective duration: 5.65 • Current yield on fixed maturity securities portfolio: 3 92 percent .  10-yr average total rate of return on equity portfolio: 8.76 percent • 10-yr average S&P 500 total rate of return: 7.41 percent  Loss and Settlement Expense Reserves  Quarterly internal actuarial reviews  Any necessary adjustments are made on a timely basis  Debt  Only debt is $25 million of surplus notes issued by the property and casualty insurance subsidiaries to Employers Mutual • 2013 annual interest rate of 1.35 percent (effective 2/1/2013, adjusted every 5 years) 14

Investment Portfolio ($ in millions) Total Investments as of December 31, 2013 S T & Other- Investments $58.6 4.7% Equity Securities Stock Characteristics (MV) 12/31/13 Harris Schafer-Cullen MLPs Preferred Stk. Market Value $94 0 $59 0 $6 6 $10 2$169.8 13.5% . . . . Dividend Yield 1.7% 3.4% 5.5% 5.9% Strategy Core Equity Dividend Dividend Dividend Bond Portfolio Characteristics (Managed Internally, Including S-T Investments) Average Quality AA2 Duration (Effective) 5.65 Average Life 5.69 years L-T Bonds $1,028.0 81.8% Coupon 4.03% Option Adjusted Yield 2.99% Current Yield 3.92% 15

Action Taken to Help Protect Value of Equity Portfolio  Hired outside manager to implement equity tail risk hedging implemen -ris hedgin strategy during the first quarter of 2014 to help protect EMCI from significant monthly downside price volatility in the equity markets  There is a cost associated with this protection, which will reduce the amount of investment income earned in future periods. Management views this cost similar to the cost of an insurance policy. 16

No change in quality guidelines or chang qualit conservative investment philosophy. 17

Capital Management Quarterly Dividend  The Company has paid a quarterly dividend since its inception in 1982 The most recent quarterly dividend of $0 23 per share was declared on . . March 3, 2014. It is payable on March 21, 2014 to shareholders of record on March 14, 2014. EMCI Stock Repurchase Program  In November 2011, EMCI’s Board authorized a new $15 million stock repurchase program upon the completion of the previous $25 million repurchase program. No stock has been repurchased under this program. EMCC Stock Purchase Program  In May 2005, EMCC’s Board authorized a $15 million stock purchase program, which is 70 percent complete (dormant while EMCI’s program is in effect). 18

2014 Guidance  Operating income guidance in the range of $3.00 to $3.25 per share.  This guidance is based on a projected GAAP combined ratio of 96 8 percent and investment income consistent with the . amount reported in 2013. The projected GAAP combined ratio has a load of 10.0 points for catastrophe and storm losses NOTE: Operating income is a non-GAAP financial measure, calculated by excluding net realized investment gains from net income. The C f ff f . ompany’s calculation o operating income may di er rom similar measures used by other companies, so investors should exercise caution when comparing the Company’s measure of operating income to the measure of other companies. Management’s projected operating income guidance is also considered a non-GAAP financial measure. Management believes operating income is useful to investors because it illustrates the performance of our normal, ongoing operations, which is important in understanding and evaluating our financial condition and results of operations. While this measure is consistent with measures utilized by investors to evaluate performance, it is not a substitute for the GAAP financial measure of net income. A reconciliation of the non-GAAP financial measure of operating income 19 to the GAAP financial measure of net income is available on the Company’s website at www.emcins.com/ir in the Company’s news releases regarding quarterly financial results.

Diversified Book of Business Reinsurance Net Premiums Earned Through December 31, 2013 P&C Insurance Segment 24% $122.8 million Segment 76% $392.7 million Commercial Auto 22.0%Bonds 1 9% Personal Auto 6.9% Homeowners 5.8%Cat / Aggr. XS 13.3% Crop Casualty and Other 14.6% Commercial Liability 19 9% Workers' Comp 21 2% . Other Property XS Marine / Aviation 12.0% 3.6% Domestic 85% . Commercial P t .38.9% Property Pro Rata 17.6% 20 International (mainly Europe & Japan) 15% roper y 22.3%

Local Service Focus 21 Color coding indicates territories served by each branch, while each “dot” is an agency

Value of Local Market Presence  Decentralized Decision Making/Guided Autonomy:  Marketing  Underwriting  Risk Improvement  Claims  Strengthens agency relationships, extracts their best business generally resulting in a superior loss ratio  Develop products marketing strategies and pricing targeted to specific , marketin targete territories  Individual approaches within EMC appetite and framework  Retention levels that consistently stay in the mid to upper 80 percent range – 85 percent at 12/31/2013 22

Commercial Lines Business Country-wide Commercial Lines Written Premiums through December 31, 2013 EMC Choice 10% Target Markets 16% Other Commercial Lines 58% Written Premiums Increase Compared Loss and Settlement Safety Groups 16% Program to Prior Year Period Expense Ratio Program Details EMC Choice 22.9% 44.1% Available at all branches – 13 select industries: auto services, boat dealers, artisan contractors, equipment dealers, financial institutions, light manufacturers, motels, hospitals, dry cleaners, wholesalers, printers, auto repair, and religious institutions Target Markets 6.0% 53.3% Branch and industry specific programs: schools, municipalities, auto/rv dealers, telecommunications, local towing, milk haulers, petroleum dealers, water/sanitation distribution, and manufactured housing Safety Groups 9 3% 44 6% Similar to Target Markets except offering dividends for favorable loss 23 . . experience

Net Premiums Earned Growth $500 $550 $350 $400 $450 $200 $250 $300 ( $ i n m i l l i o n s ) $50 $100 $150 ( $0 2011 2012 2013 24 Reinsurance Segment P&C Insurance Segment Net Premiums Earned

Annual Growth in Premiums Earned Property and Casualty Insurance Segment up 10.0 percent Commercial Lines  Rate levels on renewal business  Underlying exposures on existing accounts Personal Lines  Intentional reduction in policy count to lessen exposure concentrations Reinsurance Segment up 20.7 percent  Growth in offshore energy and liability proportional account  Moderate rate level increases  Addition of some new business 25

Rate Compare System  Unique and powerful online system that rates exposures of commercial renewal policies at current and prior period rates  Provides a measure of the actual rate increase obtained by policy, account, underwriter, line of business or branch  Ability to drill down on aggregate results to see details driving the numbers  Used in performance management to achieve desired rate level performanc increases  Provides a tool to provide accountability for our branch offices and underwriters  Near real-time measure of rate changes on renewal policies 26

Commercial Rate Changes Have Outpaced Industry



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Total Rate Change

	2010Q1	2010Q2	2010Q3	2010Q4	2011Q1	2011Q2	2011Q3	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4	2013Q1	2013Q2	2013Q3	2013Q4
EMC	-1.9%	-1.0%	-2.3%	-2.0%	-0.4%	0.6%	1.6%	2.4%	3.7%	5.7%	7.3%	7.2%	7.9%	7.7%	7.1%	7.2%
MarketScout	-4.3%	-3.3%	-3.3%	-4.7%	-4.7%	-3.7%	-1.3%	0.7%	2.0%	3.7%	4.7%	4.7%	4.7%	4.8%	4.3%	3.7%

Note: MarketScout rate change is calculated using an average of monthly MarketScout data.

27

EMC INSURANCE GROUP INC.

Commercial Lines Renewal Premium Changes P li R l P i C d P i P li P i d (S P li i ) 19.5%20 0% 25.0% o cy enewa rem ums ompare to r or o cy er o ame o c es Exposure Change Rate Change Premium Change 16.9% 14.9% 15.0% . 8.8% 5.7% 1.3% 3 3% 8.9% 9.9% 5.0% 10.0% 1 4% -0.4% . 0.0% -0.4% -0.9% - . 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 -10.0% -5.0% 28

# Loss Cost Trend

- Loss cost trend provides a measure of the change in the Company's losses and is calculated using the change in frequency of normalized claim counts and the change in severity of the claims adjusted for changes in rate levels.

Seven Major Lines of Direct Business
Compound Ultimate Accident Year Trend: 2009-2013*


4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
3.8%
1.2%
-2.5%
Frequency
Severity
Loss Cost Trend

*Excluding catastrophe and storm losses, and excess losses

29

EMC INSURANCE GROUP INC.

Investment Highlights  Access to a large capital base and a diversified and seasoned book of business through participation in the EMCC pool  Regional, decentralized operating structure (Midwest focus)  Proven ability to deliver attractive returns to shareholders:  Compound annual total shareholder return of 7 0 percent over the past 10 years . and 10.2 percent over the past 20 years*  Dividend yield of 3.0 percent as of 12/31/2013 A i k i di i l 90 f b k l ttract ve stoc pr ce – tra ng at approx mate y percent o oo va ue as of 12/31/2013  Conservative investment philosophy  Experienced senior management 30 * Source: Bloomberg as of 12/31/2013

Appendix 3131

Award-Winning Workplace 26th of 40 Best Companies for LeadersNo. 5 Top Workplace in Iowa Chief Executive BEST COMPANIES FOR LEADERS 2014 No 115 Top Workplace in U S Forbes 100 Most Trustworthy Companies. . . 32

Property and Casualty Insurance Segment’s R i M th d leserv ng e o o ogy The Company’s reserving methodology is focused on maintaining a consistent level of overall reserve adequacy. Management does not use accident year loss picks to establish the Property and Casualty Insurance segment’s carried reserves. Case loss and IBNR loss reserves, as well as settlement expense reserves, are established independently of each other and added together to get the total loss and settlement expense reserve. The Property and Casualty Insurance segment’s reserving methodology also includes bulk case loss reserves, which supplement the aggregate case loss reserves and are used by management to establish its best estimate of liability for reported claims. There is an inherent amount of uncertainty involved in the establishment of insurance liabilities. This uncertainty is greatest in the current and more recent accident years because a smaller percentage of the expected ultimate claims have been reported , adjusted and settled compared to more mature accident years. For this reason, carried reserves for these accident years reflect prudently conservative assumptions. As the carried reserves for these accident years run off, the overall expectation is that, more often than not, favorable development will occur. However, there is also the possibility that the ultimate settlement of liabilities associated with these accident years will show adverse development, and such adverse development could be substantial. The Property and Casualty Insurance segment’s bulk reserves (formula IBNR loss reserve, bulk case loss reserve and settlement expense reserve) are initially established for all accident years combined, and are then allocated to the various accident years for financial reporting purposes. It is important to note that development on prior years’ reserves resulting solely from changes in the allocation of bulk reserves between the current and prior accident years does not have an impact on earnings. This is due to the fact that such development is simply a mathematical by-product of the mechanical process used to reallocate bulk reserves to the various accident years for financial reporting purposes Earnings are only impacted by changes in the total amount of carried . reserves. For the reasons noted above, development amounts reported on prior accident years’ reserves are less meaningful under the Company’s reserving methodology than reserving methodologies used by other companies. Accordingly, from management’s perspective, whether the Company has maintained a consistent level of overall reserve adequacy is more relevant to 33 understanding the Company’s results of operations than the composition of the underwriting results between the current and prior accident years.

Investment Portfolio ($ in millions) As of December 31 2013 , Portfolio Allocation T i /A i Municipal Bonds $357.1 28.4% Commercial Mortgage Backed Bonds $68.9 5.5% RMBS/ABSreasur es genc es $156.4 12.4% $106.8 8.5% S-T Investments*/Other $58.6 Corporate Bonds $338.8 Financial Services $28 5 Non-redeemable preferred Equity Portfolio BAA BA and below Long-term Bond Quality 4.7% Common & Preferred Stock $169.8 27.0% . 16.8% Information Technology $18.9 11.1%Industrials Other $17.8 10.4% $10.3 6.1% AAA 34.1% A 26.5% 5.5% 0.3% 13.5% Energy $21.1 12.4% Healthcare Consumer Staples Consumer Discretionary $21.0 12.4% $17.3 10.2% AA 33.6% 34 $21.9 12.9% $13.0 7.7%* Short-term investments do not have an investment quality rating due to their short-term nature

Net Investment Income ($ in thousands) $50 000 $60,000 $40,696 $46,692 $48,482 $48,403 $47,759 $49,489 $46,111 $44,145 $43,022 $40,000 , $20 000 $30,000 $10,000 , $- 2005 2006 2007 2008 2009 2010 2011 2012 2013 35

Bond Portfolio Expected Cash Flows $250,000 Total Principal Cash Flows As of 12/31/2013 $200,000 Total Interest Cash Flows $100,000 $150,000 ( $   i n   0 0 0 ’ s ) $50,000 $0 36 NOTE: Cash flows to expected call date. The 2014 amount includes cash and short-term investments.

Selected Financial Results ($ in thousands, except per share amounts) 2013 2012 2011 2010 Revenues Premiums earned 515,506$ 458,846$ 416,402$ 389,122$ Investment income, excl. realized gains 43,022 44,145 46,111 49,489 Year Ended December 31, Other income 826 859 828 783 Expenses Losses and settlement expenses (333,287) (303,388) (342,974) (254,641) Acquisition and other expenses (174,211) (156,845) (140,662) (146,174) *Operating income (loss) before taxes 51 856$ 43 617$ (20 295)$ 38 579$ , , , , Net income (loss) 43,519$ 37,966$ (2,737)$ 31,349$ Net income (loss) per share 3.33$ 2.95$ (0.21)$ 2.40$ Loss and settlement expense ratio 64.7% 66.1% 82.4% 65.4% Acquisition expense ratio 33.2% 33.5% 32.9% 36.9% Combined ratio 97.9% 99.6% 115.3% 102.3% After-tax impact per share: Catastrophe and storm losses (2.41)$ (2.70)$ (4.04)$ (2.10)$ Implied favorable development 0.31 1.53 1.60 2.83 Impairment losses - (0.01) (0.30) (0.12) Total (2.10)$ (1.18)$ (2.74)$ 0.61$ 37 * Operating income is a non-GAAP financial measure. See Note on page 19 for additional information.

Twelve Months Ended December 31, 2013 - At a Glance P i E d $515 5 illi ($458 8 illi i 2012)rem ums arne – . m on . m on n Catastrophe and Storm Losses – $48.6 million ($53.5 million in 2012)  $2.41 per share after tax ($2.70 per share after tax in 2012) Large Losses – $22.2 million ($21.2 million in 2012)  $1.10 per share after tax ($1.07 per share after tax in 2012) Net Realized Investment Gains – $5.8 million ($5.2 million in 2012)  $0.45 per share ($0.40 per share in 2012) GAAP Combined Ratio – 97.9 percent (99.6 percent in 2012) *Net Operating Income – $2.88 per share ($2.54 per share in 2012) Net Income – $3.33 per share ($2.95 per share in 2012) Book Value – $34.21 per share ($31.08 at December 31, 2012) 38 * Operating income is a non-GAAP financial measure. See Note on page 19 for additional information.

Contact: Steve Walsh, CPA Director Investor Relations 717 Mulberry Street | Des Moines, IA 50309 | 515-345-2515 emcins group@emcins com | www emcins com/ir. . . . ©Copyright EMC Insurance Group Inc. 2013. All rights reserved.